EXHIBIT 99.1

Endocare, Inc. 201 Technology Drive Irvine, California 92618 (949) 450-5400 February 2005

Forward-Looking Statements, etc. Statements contained in this presentation that are not historical facts (including, without limitation, projected procedure growth) are forward-looking statements that involve risks and uncertainties. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in "Risk Factors" in the Company's Form 10-K, Form 10-Q, and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to: negative results in pending litigation; uncertainty relating to ongoing investigations by governmental agencies; ability to secure adequate capital resources to fund ongoing operations; changes in and/or attrition to the Company's senior management; limited operating history of the Company with a history of losses; uncertainty regarding market acceptance of the Company's products; uncertainty of product development and the associated risks related to clinical trials; the Company's ability to integrate acquisitions; uncertainty relating to third party reimbursement; ability to convince health care professionals and third party payers of the medical and economic benefits of the Company's products; difficulty in managing growth; the Company's limited sales, marketing and manufacturing experience; ability to attract and retain key personnel; ability to secure and protect intellectual property rights relating to the Company's technology; the rapid pace of technological change in the Company's industry; fluctuations in the Company's order levels; uncertainty regarding the timing of filing of the Company's periodic reports; and the Company's successful relisting on a national exchange. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. We undertake no obligation to revise, or update publicly, any forward-looking statements for any reason. These materials shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Endocare, Inc. Any securities to be issued by Endocare, Inc. have not been registered under the Securities Act of 1933, as amended. Accordingly, any such securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

Company Overview

Mission Market - To become the leader in treating cancers and other conditions within various areas of the body through unique, innovative and cost effective cryoablation technologies Corporate - To restore and enhance our reputation and image with the public and with governmental regulatory agencies 3

Multiple Cryo Applications

Company Highlights Annual procedure growth 35%+ in markets where overall penetration is less than 3% Proven and experienced management team Clinically proven technology in prostate cancer with strong IP positioning and patent protection $400 million growing market in prostate cancer $750 million growing market for the treatment of cancer in Kidney, Lung, Liver and the Management of Bone Pain Significantly improving gross margins and operating results 5

Endocare Executive Management Craig T. Davenport - CEO & Chairman - Chief Executive Officer since December 2003; Chairman since January 2004 - 1994 to 2003 CEO & Managing Partner of The D.W. Group Private investment company - 1985 to 1993 President & COO of Tokos Medical Corporation (NASDAQ) Medical device manufacturer and provider of perinatal nursing services - 1974 to 1984 American Hospital Supply Corporation 1982 President, American Physician S & S; 1980 President, American Hospitex - Served as a Director on over 20 Boards of healthcare companies in medical devices, IT and services William J. Nydam - President & COO - President and COO since March 2003 - 2001 to 2002 CEO & President of Pulse Metric, Inc. Medical device manufacturer of cardiovascular devices - 1999 to 2001 SVP for Science Applications International Corporation Employee-owned research and engineering firm - 1992 to 1999 Premier, Inc. National alliance of healthcare providers; various executive positions including EVP, COO, SVP & CFO - Board Member and Chairman of the Audit Committee of Specialty Laboratories, Inc. Michael R. Rodriguez - CFO - CFO since August 2004 2000 to 2004 EVP and CFO of Directfit, Inc. Provider of IT staffing services - 1997 to 2000 SVP and CFO at Tickets.com, Inc. - 1995 to 1997 Corporate Controller and Director of Finance at EDiX Corporation Medical informatics company 6

Endocare Technology Groups Vacuum Technology Erectile Dysfunction Cryoablation Technology Urology Renal Cancer Prostate Cancer Radiology Kidney Tumors Liver Tumors Lung Tumors Bone Pain 7

TM Current Cryo Systems CryoCare CryoCare TM

Endocare Technology Advancement Advancement Advancement Advancement Advancement Cryocare CS (2003) 8 probe Cryosurgical System High Quality Bi-plane U/S Planning System Auto Freeze System Urethral Warming Hook Up In One Box

Prostate Cryo Advancements

	Past	Endocare Today
Planning	Skill of Surgeon	Computer Aided
Cryoprobe	3mm Salinger Technique	2.4mm Direct Access
Probe Placement	Freehand	CryoGrid
Freezing	Manual Operation	Auto Freeze
Ultrasound	Poor Visual	Excellent Visual
Cryogen	Liquid Nitrogen	Argon
Probe Placement	5 - Star Pattern	6 - Horizontal
Temp Monitoring	None	5 – 6 Temp Probes
Warmer	None	Urethra

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Cryocare CS (user interface) Cryocare CS (user interface) CryoProbe Technology 11

CryoProbe Technology Features Multiple probe system Right Angle design CT-compatible Fits under CT Gantry Tumors easily targeted Wide grip handle Features 6 - 2.4 mm Cryoprobes 6 - TemProbes Warming Catheter CryoGrid 12

Market Analysis and Positioning Urology - Prostate Cancer - Renal Cancer Interventional - Lung, Liver, Bone Radiology & Oncology

Cryoablation Market Positioning Cryoablation provides an important tumor/tissue ablation modality with unique physician and patient benefits Broad applications - breast, lung, liver, kidney, bone, prostate Long term proven efficacy (10-year liver and prostate, 5-year kidney) Minimally invasive - good patient tolerance, low morbidity profile No suppression of the natural immune responses of the body Preserves "all" follow-up options (cryo, surgery, radiation, chemotherapy) Target treatment - offers total or focal tumor treatment options Visual treatment - precise ablation and conformation Treat larger tumors and/or multiple tumors quickly, safely, cost effectively Treat near collecting systems, vessels and other structures 14

Urology - Primary PCa Population 2004 Number of Primary Cryotherapy Procedures 5000 Estimated # of All Other Treatments 180000 Source: Health Advances Interviews, Millennium Research Group, CJS Securities and Company estimates. Potential Primary Procedures Distant or Unstaged 20,000 Prostate Cancer Diagnosis 220,000 90% 10% XBR, Brachytherapy 115,000 Watch and Wait 20,000 Radical Prostatectomy 60,000 Cryotherapy 5,000 30% 1-2% 60% 10% Hormone therapy and/or chemotherapy Localized 200,000 Patients are likely to wait for 12-24 months before choosing more aggressive therapy 15

Urology - Salvage PCa Population

An estimated 12,000 patients/year experience local recurrence after radiation treatment becoming candidates for cryotherapy; given the current low penetration of cryo in this population, there is significant room for growth.



Potential Salvage Procedures
15,000
10,000
5,000
0
Number of Patients
10,500
1,500
2004
Potential Additional Cryo Market
Additional Candidates for Cryotherapy
Estimated # of Salvage Cryotherapy Procedures



XBR, Brachytherapy 115,000
15%
10%
Distant Radiation Failure
Local Radiation Failure ~12,000
5-10%
5%
90%
Hormones
Salvage Cryo. ~1,500
Salvage RP 600
Hormones 10,000

Source: Health Advances Interviews, Millennium Research Group, CJS Securities and Company estimates.

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Urology Cryotherapy Positioning Primary Cryo Focal Cryo Salvage Cryo Renal Cryo Prostate Cancer Urology Sales Model Direct Sales Force of 18; 4 Regional Managers Growth from the install base of 350 "active" physicians New physician growth of 100 - 150 new physicians per year Sell clinical advantages of Cryo (Renal, Salvage, Primary, Focal) Sales Model #1 - Sell Procedure Kits & Service ($5,000 per procedure) Sales Model #2 - Sell Probes to hospitals who own/placed system - Sell Probes to service providers like HealthTronics 17

0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2002 2003 2004 2005 2006 2007 2008 2009 2010 Procedures per Year Kidney Procedures Liver Procedures Bone Procedures Lung Procedures Interventional Radiology & Oncology Procedures per Year - Kidney, Liver, Lung & Bone Pain 60% CAGR (MedMarket Diligence, 2002) 18

IR & Oncology - PerCryo Positioning

Kidney Cryo	Liver Cryo	Lung Cryo	Bone Cryo

PerCryo Sales Model

1. Direct Sales Force of 6; 1 Regional Manager
2. Target RF programs 10+ cases per month
3. Sell clinical advantages of Cryo
4. Place/Provide Cryocare Systems for use
5. Sell Probes to Hospitals
   - $1,000 ASP for a Probe (2 Probes per procedure)

INNOVATION
EXCELLENCE
INTEGRITY

endocare
extending life everyday™

Endocare Procedure Growth 1,546 3,554 2,479 Endocare Direct Market Procedure Growth Reflects all Cryo Procedures Completed 2001-2003 Historical and Projected Procedure Growth 2001-2005E 4,720 6,550 20

2005 Objectives

Current Outlook & Assessment · Annual growth in procedures 35%+ in markets where overall penetration is less than 3%. Experienced management team that has lead the Company's turnaround. Clinically proven technology in prostate cancer with strong IP positioning and patent protection. $400 million+ growing market in urology and prostate cancer. · $750 million+ growing market for the treatment of cancer in kidney, lung, liver and the management of bone pain. · Dramatically improving gross margins and net income profitability. Despite significant achievements in 2004 stock price and "market cap" remain depressed. 22

Q1 2005 - Objectives & Outlook

Financial
- Complete capital fund raising

Corporate
- Finally resolve SEC investigations
- Continue AMEX listing application process

Procedures
- Continue historical, accelerated procedure growth of +35%

Physicians
- Add 30+ new physicians in Q1

Marketing
- National news coverage of "Male Lumpectomy"
- Attend *Society of Interventional Radiology* with presentations on liver, lung, kidney and bone cryo

Technology
- Launch ten (10) new 2nd generation Cryocare® CS Systems with ultrasound, planning and AutoFreeze
- Release a new series of renal cryoprobes along with new CS-based laparoscopic ultrasound

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endocare
extending life everyday™

Q2 2005 - Objectives & Outlook

Financial
- Further reductions in cash burn
- Continue accelerated procedural growth
- Gross Margin improvement continues

Corporate
- Complete AMEX listing application
- Resolve DOJ investigation

Procedures
- Continue historical, accelerated procedure growth of +35%

Physicians
- Add 30+ new physicians (60 new physicians by the end of Q2)

Marketing
- Ten (10) Year prostate cancer data published
- American Urology Association Annual Conference

  10+ Cryo abstracts presented ; 1st ever AUA sanctioned Cryo Training Course

Technology
- Ten (10) new Cryocare CS Systems with ultrasound, planning and AutoFreeze in use
- Release a new innovative Urology-cryoprobe with enhanced function and lower cost

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endocare extending life everyday™

2H 2005 - Objectives & Outlook

Financial - Position company for break-even early in 2006

Corporate
- Create interest for several research analysts to pick up coverage of the Company
- Gain AMEX Listing by 4th Qtr

Procedures - Continue our historical, accelerated procedure growth of +35%

Physicians - Add 60+ new physicians for a total of 150+ new physicians in 2005

Marketing
- Five (5) year renal Cryoablation data published
- Initial findings of Mayo Cryo-bone study published

Technology
- 20+ new additional Cryocare CS Systems put in use (total of 40+ systems in 2005)
- Release revolutionary Cryo technology designed for new market clinical applications

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endocare extending life everyday™

Unique clinically proven technology for tissue and tumor ablation with broad market potential and strong IP Rapid procedural growth in large expanding markets Accelerating market acceptance among physicians, academics, patients and payers Regulatory issues and problems should be fully resolved early in year Gross margins, net income and operating results will show dramatic growth The turnaround of Endocare will be complete! Endocare 2005 Outlook Summary 26